UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2016

COLUMBIA REAL ESTATE EQUITY FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the president-elect over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

TABLE OF CONTENTS

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	17
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Real Estate Equity Fund (the Fund) Class A shares returned 4.99% excluding sales charges for the 12-month period that ended December 31, 2016.

■  The Fund underperformed its benchmark, the FTSE NAREIT Equity REITs Index, which returned 8.52% for the same period.

■  Stock selection and allocation decisions overall detracted from the Fund's performance during the annual period.

Average Annual Total Returns (%) (for period ended December 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		4.99	10.49	4.19
Including sales charges		-1.03	9.20	3.58
Class B	11/01/02
Excluding sales charges		4.20	9.67	3.42
Including sales charges		-0.80	9.39	3.42
Class C	10/13/03
Excluding sales charges		4.21	9.68	3.42
Including sales charges		3.21	9.68	3.42
Class I*	09/27/10	5.41	11.00	4.59
Class K*	03/07/11	5.18	10.67	4.35
Class R*	09/27/10	4.73	10.24	3.84
Class R4*	11/08/12	5.28	10.77	4.45
Class R5*	03/07/11	5.39	10.90	4.53
Class W*	09/27/10	4.98	10.50	4.22
Class Z	04/01/94	5.23	10.78	4.45
FTSE NAREIT Equity REITs Index		8.52	12.01	5.08

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/ appended-performance for more information.

The FTSE NAREIT Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2007 – December 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Arthur Hurley, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at December 31, 2016)
Simon Property Group, Inc.	9.3
Public Storage	5.6
Digital Realty Trust, Inc.	5.3
Duke Realty Corp.	4.9
Equity LifeStyle Properties, Inc.	4.5
Essex Property Trust, Inc.	4.4
First Industrial Realty Trust, Inc.	4.2
Ventas, Inc.	4.1
AvalonBay Communities, Inc.	4.1
American Homes 4 Rent, Class A	3.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2016, the Fund's Class A shares returned 4.99% excluding sales charges. The Fund underperformed its benchmark, the FTSE NAREIT Equity REITs Index, which returned 8.52% for the same period. Stock selection and allocation decisions overall detracted from the Fund's performance during the annual period.

Real Estate Market Lagged Broad U.S. Equity Market

While producing solid absolute gains, the U.S. real estate market, as measured by the benchmark, lagged the broad U.S. equity market, as measured by the S&P 500 Index, during the annual period.

The broad U.S. equity market declined sharply at the beginning of 2016 amid falling commodity prices and concerns about the Chinese economy, and the real estate sector was not immune to the sell-off. However, real estate investment trusts (REITs) rebounded swiftly and were one of the better performing sectors through the first half of the calendar year. During the second half of 2016, rising interest rates had a negative effect on the sector. After hitting a low of 1.37% shortly after Brexit, the surprise "leave" vote on the U.K. referendum on membership in the European Union, the 10-year U.S. Treasury yield rose sharply through the end of the year, finishing at 2.44%. Additionally, the Federal Reserve (the Fed) raised the targeted federal funds rate 0.25% in December 2016, the first interest rate increase it undertook in a year. While REIT investors became more comfortable with the outlook for a measured pace of rate increases, investors appeared to believe that REITs could face headwinds from upward pressure on capitalization rates and lower leasing spreads in a rising interest rate environment. (Capitalization rates are the percentages used to determine the current value of a property based on estimated current operating income. Lease spread is the difference between the new lease rate and the old lease rate when a new lease is negotiated with the current tenant or the space is occupied by a new tenant.) Also, REITs tend to offer relatively high yielding dividends, which have been sought out in the low rate environment that has persisted. In our view, the prospect of rising rates could make REITs' dividend yields less attractive.

Notably, in September 2016, real estate was broken out into its own sector within the major equity indices. We viewed the reorganization as validation of real estate as a stand-alone asset class among equities. Previously, real estate had been housed within the financials sector. Within the S&P 500 Index, REITs ended the annual period with modest gains, trailing most other sectors, with the exception of health care.

Positioning In Residential Sub-Sector Hurt Fund Results

Both stock selection in and having an overweight allocation to the residential sub-sector, which lagged the benchmark during the annual period, hurt the Fund's relative results most. Stock selection in the retail and specialized sub-sectors also detracted. Having an underweight allocation to the hotel and resorts sub-sector and no exposure to the diversified sub-sector, both of which significantly outpaced the benchmark during the annual period, further dampened the Fund's performance.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Among individual holdings, the biggest disappointments were SL Green Realty and AvalonBay Communities. Shares of SL Green Realty, an office REIT, declined, hurt by the overhang of a large development project that had yet to be financed. SL Green Realty subsequently announced a joint venture partner to help finance the project. Additionally, its shares were out of favor due to its New York City focus and financial services exposure. These factors appeared to become of less concern after the U.S. elections. AvalonBay Communities was pressured during the annual period, along with apartment REITs broadly, given the increase in supply throughout 2016. Additionally, prospects for new supply growth slowing in 2017 became less likely as 2016 progressed. These supply concerns particularly hit a few of AvalonBay Communities' key markets, causing a deceleration in its top-line growth that was greater than initial market expectations.

Overweight Allocation to Industrial Sub-Sector Supported Results Most

From a REIT industry exposure perspective, the Fund's results were helped most by having an overweight allocation to industrial, which was the strongest sub-sector in the benchmark by a wide margin during the annual period. To a more modest degree, having an overweight allocation to the specialized sub-sector, which outpaced the benchmark during the annual period, and having an underweight exposure to the health care sub-sector, which lagged the benchmark during the annual period, also helped. Effective stock selection in the health care and office sub-sectors added value as well.

Among individual holdings, First Industrial Realty Trust and Duke Realty were standout performers. First Industrial Realty Trust, an industrial REIT, benefited from strong demand for warehouse space, partially attributable to e-commerce's need for global distribution. First Industrial Realty Trust has been positioned well to take advantage of this demand, with a current portfolio and a development pipeline in key distribution hubs. Duke Realty is a diversified REIT that owns interests in industrial, office and medical office properties. Its shares recorded strong gains during the annual period on solid demand for space in its high quality warehouse portfolio. Duke Realty is widely considered to have one of the newest and best located warehouse portfolios among publicly traded REITs.

Shifting Market Conditions Drove Portfolio Changes

During the annual period, we reduced the Fund's weighting in self-storage REITs and became more selective on a stock selection basis, as growth expectations within the sub-sector decelerated due to increased supply in some markets. However, the Fund remained overweight the sub-sector, as its growth still remained attractive, in our view, relative to other REIT sub-sectors. We also reduced the Fund's exposure to multifamily REITs given the increased supply and reduced organic growth expectations within the group. That said, we increased exposure to other groups within the residential sub-sector. For example, we increased Fund exposure to manufactured home communities and initiated positions in the single family for rent niche and in student housing, where we believe better

Portfolio Breakdown (%) (at December 31, 2016)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sub-Industry Breakdown (%) (at December 31, 2016)
Real Estate
Health Care REITs	8.4
Hotel & Resort REITs	4.1
Industrial REITs	11.5
Office REITs	15.6
Residential REITs	18.4
Retail REITs	20.3
Specialized REITs	21.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Like real estate, real estate investment trusts (REITs) are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

growth opportunities exist. We increased the Fund's already overweight allocation to industrial REITs, as we became even more constructive on future demand for warehouse space with, in our view, no material supply growth expected in the near future.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2016 – December 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	936.30	1,018.75	6.05	6.31	1.25
Class B	1,000.00	1,000.00	932.40	1,015.00	9.66	10.08	2.00
Class C	1,000.00	1,000.00	932.80	1,015.00	9.66	10.08	2.00
Class I	1,000.00	1,000.00	938.00	1,020.95	3.92	4.09	0.81
Class K	1,000.00	1,000.00	937.20	1,019.45	5.38	5.60	1.11
Class R	1,000.00	1,000.00	935.10	1,017.50	7.26	7.57	1.50
Class R4	1,000.00	1,000.00	937.30	1,019.95	4.89	5.10	1.01
Class R5	1,000.00	1,000.00	938.10	1,020.70	4.17	4.34	0.86
Class W	1,000.00	1,000.00	935.80	1,018.75	6.05	6.31	1.25
Class Z	1,000.00	1,000.00	937.10	1,020.00	4.84	5.05	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
REAL ESTATE 98.9%
Equity Real Estate Investment Trusts (REITs) 98.9%
Health Care REITs 8.3%
Healthcare Trust of America, Inc., Class A	425,750	12,393,583
Omega Healthcare Investors, Inc.	359,900	11,250,474
Ventas, Inc.	366,274	22,899,450
Total		46,543,507
Hotel & Resort REITs 4.1%
Host Hotels & Resorts, Inc.	564,800	10,640,832
Pebblebrook Hotel Trust	162,200	4,825,450
Sunstone Hotel Investors, Inc.	489,712	7,468,108
Total		22,934,390
Industrial REITs 11.3%
Duke Realty Corp.	1,022,800	27,165,568
First Industrial Realty Trust, Inc.	837,600	23,494,680
ProLogis, Inc.	248,869	13,137,794
Total		63,798,042
Office REITs 15.5%
Alexandria Real Estate Equities, Inc.	177,600	19,736,688
Boston Properties, Inc.	103,200	12,980,496
Corporate Office Properties Trust	71,500	2,232,230
Highwoods Properties, Inc.	370,000	18,873,700
Mack-Cali Realty Corp.	470,600	13,656,812
SL Green Realty Corp.	180,500	19,412,775
Total		86,892,701
Residential REITs 18.2%
American Campus Communities, Inc.	173,100	8,615,187
American Homes 4 Rent, Class A	1,010,900	21,208,682
AvalonBay Communities, Inc.	128,157	22,703,012
Equity LifeStyle Properties, Inc.	345,100	24,881,710
Essex Property Trust, Inc.	105,800	24,598,500
Total		102,007,091

Common Stocks (continued)

Issuer	Shares	Value ($)
Retail REITs 20.1%
Brixmor Property Group, Inc.	626,500	15,299,130
General Growth Properties, Inc.	520,200	12,994,596
Ramco-Gershenson Properties Trust	304,500	5,048,610
Retail Properties of America, Inc., Class A	816,300	12,513,879
Simon Property Group, Inc.	290,622	51,634,811
Tanger Factory Outlet Centers, Inc.	64,800	2,318,544
Taubman Centers, Inc.	41,900	3,097,667
Weingarten Realty Investors	278,800	9,978,252
Total		112,885,489
Specialized REITs 21.4%
American Tower Corp.	117,300	12,396,264
Coresite Realty Corp.	101,400	8,048,118
CubeSmart	415,970	11,135,517
Digital Realty Trust, Inc.	297,900	29,271,654
EPR Properties	194,000	13,923,380
Equinix, Inc.	41,055	14,673,468
Public Storage	138,359	30,923,236
Total		120,371,637
Total Equity Real Estate Investment Trusts (REITs)		555,432,857
Total Real Estate		555,432,857
Total Common Stocks (Cost: $402,642,231)		555,432,857

Money Market Funds 0.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.594%(a)(b)	3,091,527	3,091,527
Total Money Market Funds (Cost: $3,091,527)		3,091,527
Total Investments (Cost: $405,733,758)		558,524,384
Other Assets & Liabilities, Net		2,915,409
Net Assets		561,439,793

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2016.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,193,080	144,716,422	(143,818,488)	513	3,091,527	40,457	3,091,527

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Real Estate	555,432,857	—	—	555,432,857
Investments measured at net asset value
Money Market Funds	—	—	—	3,091,527
Total Investments	555,432,857	—	—	558,524,384

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $402,642,231)	$555,432,857
Affiliated issuers (identified cost $3,091,527)	3,091,527
Total investments (identified cost $405,733,758)	558,524,384
Receivable for:
Capital shares sold	535,172
Dividends	2,957,728
Foreign tax reclaims	1,721
Prepaid expenses	2,913
Trustees' deferred compensation plan	62,409
Other assets	564
Total assets	562,084,891
Liabilities
Payable for:
Capital shares purchased	431,632
Management services fees	11,383
Distribution and/or service fees	1,378
Transfer agent fees	74,520
Plan administration fees	23
Compensation of board members	1,388
Chief compliance officer expenses	65
Other expenses	62,300
Trustees' deferred compensation plan	62,409
Total liabilities	645,098
Net assets applicable to outstanding capital stock	$561,439,793
Represented by
Paid-in capital	$414,696,282
Excess of distributions over net investment income	(58,053)
Accumulated net realized loss	(5,988,551)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	152,790,626
Foreign currency translations	(511)
Total — representing net assets applicable to outstanding capital stock	$561,439,793

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2016

Class A
Net assets	$115,826,454
Shares outstanding	7,534,905
Net asset value per share	$15.37
Maximum offering price per share(a)	$16.31
Class B
Net assets	$726,156
Shares outstanding	47,118
Net asset value per share	$15.41
Class C
Net assets	$16,964,647
Shares outstanding	1,103,800
Net asset value per share	$15.37
Class I
Net assets	$108,748,644
Shares outstanding	7,047,191
Net asset value per share	$15.43
Class K
Net assets	$54,238
Shares outstanding	3,518
Net asset value per share	$15.42
Class R
Net assets	$8,556,931
Shares outstanding	557,173
Net asset value per share	$15.36
Class R4
Net assets	$428,209
Shares outstanding	27,355
Net asset value per share	$15.65
Class R5
Net assets	$8,580,220
Shares outstanding	558,623
Net asset value per share	$15.36
Class W
Net assets	$23,227
Shares outstanding	1,510
Net asset value per share	$15.38
Class Z
Net assets	$301,531,067
Shares outstanding	19,579,158
Net asset value per share	$15.40

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$14,351,611
Dividends — affiliated issuers	40,457
Total income	14,392,068
Expenses:
Management services fees	3,981,306
Distribution and/or service fees
Class A	304,416
Class B	9,707
Class C	180,603
Class R	44,163
Class W	64
Transfer agent fees
Class A	229,958
Class B	1,826
Class C	34,110
Class K	27
Class R	16,675
Class R4	1,036
Class R5	4,012
Class W	49
Class Z	599,485
Plan administration fees
Class K	134
Compensation of board members	27,242
Custodian fees	5,351
Printing and postage fees	60,538
Registration fees	128,477
Audit fees	33,452
Legal fees	12,640
Chief compliance officer expenses	253
Other	15,579
Total expenses	5,691,103
Expense reductions	(980)
Total net expenses	5,690,123
Net investment income	8,701,945
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	18,521,945
Investments — affiliated issuers	513
Foreign currency translations	(2,051)
Net realized gain	18,520,407
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(221,680)
Foreign currency translations	(481)
Net change in unrealized depreciation	(222,161)
Net realized and unrealized gain	18,298,246
Net increase in net assets resulting from operations	$27,000,191

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income	$8,701,945	$8,124,852
Net realized gain	18,520,407	31,479,594
Net change in unrealized depreciation	(222,161)	(20,119,156)
Net increase in net assets resulting from operations	27,000,191	19,485,290
Distributions to shareholders
Net investment income
Class A	(1,775,019)	(1,669,155)
Class B	(7,033)	(10,850)
Class C	(129,575)	(117,094)
Class I	(1,097,863)	(890,858)
Class K	(860)	(806)
Class R	(108,474)	(97,045)
Class R4	(12,522)	(3,252)
Class R5	(149,995)	(68,180)
Class W	(372)	(384)
Class Z	(5,419,315)	(5,349,955)
Net realized gains
Class A	(3,478,726)	(8,356,753)
Class B	(24,338)	(106,320)
Class C	(514,836)	(1,308,105)
Class I	(2,409,002)	(3,531,878)
Class K	(1,583)	(3,677)
Class R	(255,162)	(604,663)
Class R4	(11,679)	(14,965)
Class R5	(245,608)	(321,652)
Class W	(708)	(1,872)
Class Z	(9,083,460)	(22,345,300)
Total distributions to shareholders	(24,726,130)	(44,802,764)
Increase (decrease) in net assets from capital stock activity	47,051,938	(32,984,402)
Total increase (decrease) in net assets	49,325,999	(58,301,876)
Net assets at beginning of year	512,113,794	570,415,670
Net assets at end of year	$561,439,793	$512,113,794
Excess of distributions over net investment income	$(58,053)	$(50,860)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,235,519	19,854,183	1,938,354	30,884,153
Distributions reinvested	325,862	5,079,499	642,018	9,604,337
Redemptions	(2,075,400)	(32,211,249)	(2,753,240)	(43,265,889)
Net decrease	(514,019)	(7,277,567)	(172,868)	(2,777,399)
Class B shares
Subscriptions	1,536	25,138	5,058	84,107
Distributions reinvested	1,990	31,106	7,505	112,718
Redemptions(a)	(36,422)	(565,414)	(103,427)	(1,627,949)
Net decrease	(32,896)	(509,170)	(90,864)	(1,431,124)
Class C shares
Subscriptions	152,795	2,449,563	192,691	3,072,955
Distributions reinvested	37,445	581,592	80,896	1,208,348
Redemptions	(297,305)	(4,665,971)	(389,187)	(6,036,446)
Net decrease	(107,065)	(1,634,816)	(115,600)	(1,755,143)
Class I shares
Subscriptions	7,123,904	110,828,272	1,764,169	28,623,042
Distributions reinvested	225,697	3,490,527	292,825	4,422,270
Redemptions	(2,471,506)	(39,289,320)	(2,749,864)	(40,834,758)
Net increase (decrease)	4,878,095	75,029,479	(692,870)	(7,789,446)
Class K shares
Distributions reinvested	140	2,193	268	4,028
Redemptions	—	—	(514)	(7,678)
Net increase (decrease)	140	2,193	(246)	(3,650)
Class R shares
Subscriptions	172,136	2,696,761	208,107	3,224,684
Distributions reinvested	15,237	237,242	34,084	509,482
Redemptions	(228,136)	(3,632,009)	(266,803)	(4,171,948)
Net decrease	(40,763)	(698,006)	(24,612)	(437,782)
Class R4 shares
Subscriptions	90,439	1,518,563	17,503	281,908
Distributions reinvested	1,494	24,063	1,183	17,969
Redemptions	(87,888)	(1,407,431)	(1,225)	(18,880)
Net increase	4,045	135,195	17,461	280,997
Class R5 shares
Subscriptions	177,417	2,824,503	480,246	7,227,583
Distributions reinvested	25,416	395,454	26,341	389,569
Redemptions	(108,798)	(1,676,955)	(51,864)	(783,633)
Net increase	94,035	1,543,002	454,723	6,833,519

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Distributions reinvested	60	931	132	1,980
Redemptions	(264)	(4,158)	(516)	(8,338)
Net decrease	(204)	(3,227)	(384)	(6,358)
Class Z shares
Subscriptions	1,989,196	31,510,444	2,111,165	33,215,842
Distributions reinvested	509,362	7,958,554	1,024,347	15,368,216
Redemptions	(3,750,495)	(59,004,143)	(4,793,164)	(74,482,074)
Net decrease	(1,251,937)	(19,535,145)	(1,657,652)	(25,898,016)
Total net increase (decrease)	3,029,431	47,051,938	(2,282,912)	(32,984,402)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.30		$15.95		$12.98		$14.35		$12.69
Income from investment operations:
Net investment income	0.22		0.21		0.20		0.16		0.21
Net realized and unrealized gain (loss)	0.54		0.42		3.54		(0.20)		1.92
Total from investment operations	0.76		0.63		3.74		(0.04)		2.13
Less distributions to shareholders:
Net investment income	(0.23)		(0.21)		(0.20)		(0.17)		(0.21)
Net realized gains	(0.46)		(1.07)		(0.57)		(1.16)		(0.26)
Total distributions to shareholders	(0.69)		(1.28)		(0.77)		(1.33)		(0.47)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$15.37		$15.30		$15.95		$12.98		$14.35
Total return	4.99%		4.32%		29.08%		(0.37%)		16.92%
Ratios to average net assets(b)
Total gross expenses	1.24%		1.25%		1.24%		1.28%		1.31	%(c)
Total net expenses(d)	1.24	%(e)	1.25	%(e)	1.24	%(e)	1.28	%(e)	1.30	%(c)(e)
Net investment income	1.43%		1.33%		1.38%		1.07%		1.49%
Supplemental data
Net assets, end of period (in thousands)	$115,826		$123,136		$131,148		$105,995		$112,410
Portfolio turnover	36%		32%		35%		80%		65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.34		$15.99		$13.01		$14.38		$12.71
Income from investment operations:
Net investment income	0.10		0.06		0.08		0.04		0.10
Net realized and unrealized gain (loss)	0.54		0.45		3.56		(0.19)		1.94
Total from investment operations	0.64		0.51		3.64		(0.15)		2.04
Less distributions to shareholders:
Net investment income	(0.11)		(0.09)		(0.09)		(0.06)		(0.11)
Net realized gains	(0.46)		(1.07)		(0.57)		(1.16)		(0.26)
Total distributions to shareholders	(0.57)		(1.16)		(0.66)		(1.22)		(0.37)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$15.41		$15.34		$15.99		$13.01		$14.38
Total return	4.20%		3.52%		28.14%		(1.13%)		16.10%
Ratios to average net assets(b)
Total gross expenses	1.99%		2.00%		1.99%		2.03%		2.05	%(c)
Total net expenses(d)	1.99	%(e)	2.00	%(e)	1.99	%(e)	2.03	%(e)	2.05	%(c)(e)
Net investment income	0.62%		0.38%		0.53%		0.26%		0.68%
Supplemental data
Net assets, end of period (in thousands)	$726		$1,227		$2,732		$3,559		$5,341
Portfolio turnover	36%		32%		35%		80%		65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.30		$15.95		$12.98		$14.34		$12.68
Income from investment operations:
Net investment income	0.11		0.09		0.09		0.04		0.10
Net realized and unrealized gain (loss)	0.53		0.42		3.54		(0.18)		1.93
Total from investment operations	0.64		0.51		3.63		(0.14)		2.03
Less distributions to shareholders:
Net investment income	(0.11)		(0.09)		(0.09)		(0.06)		(0.11)
Net realized gains	(0.46)		(1.07)		(0.57)		(1.16)		(0.26)
Total distributions to shareholders	(0.57)		(1.16)		(0.66)		(1.22)		(0.37)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$15.37		$15.30		$15.95		$12.98		$14.34
Total return	4.21%		3.53%		28.13%		(1.08%)		16.06%
Ratios to average net assets(b)
Total gross expenses	1.99%		2.00%		1.99%		2.03%		2.06	%(c)
Total net expenses(d)	1.99	%(e)	2.00	%(e)	1.99	%(e)	2.03	%(e)	2.05	%(c)(e)
Net investment income	0.68%		0.56%		0.62%		0.30%		0.72%
Supplemental data
Net assets, end of period (in thousands)	$16,965		$18,523		$21,155		$18,045		$21,001
Portfolio turnover	36%		32%		35%		80%		65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.36	$16.01	$13.03	$14.39	$12.72
Income from investment operations:
Net investment income	0.35	0.28	0.25	0.22	0.27
Net realized and unrealized gain (loss)	0.48	0.42	3.56	(0.18)	1.93
Total from investment operations	0.83	0.70	3.81	0.04	2.20
Less distributions to shareholders:
Net investment income	(0.30)	(0.28)	(0.26)	(0.24)	(0.27)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.76)	(1.35)	(0.83)	(1.40)	(0.53)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00	(a)
Net asset value, end of period	$15.43	$15.36	$16.01	$13.03	$14.39
Total return	5.41%	4.78%	29.61%	0.21%	17.48%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.80%	0.80%	0.80%	0.84	%(c)
Total net expenses(d)	0.81%	0.80%	0.80%	0.80%	0.84	%(c)
Net investment income	2.21%	1.79%	1.70%	1.47%	1.95%
Supplemental data
Net assets, end of period (in thousands)	$108,749	$33,308	$45,809	$46,560	$70,213
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.34	$15.99	$13.02	$14.38	$12.72
Income from investment operations:
Net investment income	0.25	0.23	0.22	0.19	0.23
Net realized and unrealized gain (loss)	0.54	0.42	3.54	(0.19)	1.93
Total from investment operations	0.79	0.65	3.76	—	2.16
Less distributions to shareholders:
Net investment income	(0.25)	(0.23)	(0.22)	(0.20)	(0.24)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.71)	(1.30)	(0.79)	(1.36)	(0.50)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00	(a)
Net asset value, end of period	$15.42	$15.34	$15.99	$13.02	$14.38
Total return	5.18%	4.46%	29.17%	(0.10%)	17.09%
Ratios to average net assets(b)
Total gross expenses	1.10%	1.10%	1.10%	1.10%	1.13	%(c)
Total net expenses(d)	1.10%	1.10%	1.10%	1.10%	1.13	%(c)
Net investment income	1.60%	1.48%	1.50%	1.26%	1.64%
Supplemental data
Net assets, end of period (in thousands)	$54	$52	$58	$72	$74
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.29		$15.94		$12.97		$14.34		$12.67
Income from investment operations:
Net investment income	0.19		0.17		0.17		0.13		0.17
Net realized and unrealized gain (loss)	0.53		0.42		3.53		(0.21)		1.94
Total from investment operations	0.72		0.59		3.70		(0.08)		2.11
Less distributions to shareholders:
Net investment income	(0.19)		(0.17)		(0.16)		(0.13)		(0.18)
Net realized gains	(0.46)		(1.07)		(0.57)		(1.16)		(0.26)
Total distributions to shareholders	(0.65)		(1.24)		(0.73)		(1.29)		(0.44)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$15.36		$15.29		$15.94		$12.97		$14.34
Total return	4.73%		4.06%		28.78%		(0.62%)		16.74%
Ratios to average net assets(b)
Total gross expenses	1.49%		1.50%		1.49%		1.53%		1.55	%(c)
Total net expenses(d)	1.49	%(e)	1.50	%(e)	1.49	%(e)	1.53	%(e)	1.55	%(c)(e)
Net investment income	1.21%		1.09%		1.15%		0.87%		1.20%
Supplemental data
Net assets, end of period (in thousands)	$8,557		$9,140		$9,922		$7,491		$6,131
Portfolio turnover	36%		32%		35%		80%		65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class R4	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$15.56		$16.20		$13.18		$14.56		$14.28
Income from investment operations:
Net investment income	0.30		0.31		0.25		0.25		(0.00	)(b)
Net realized and unrealized gain (loss)	0.52		0.36		3.57		(0.25)		0.58
Total from investment operations	0.82		0.67		3.82		—		0.58
Less distributions to shareholders:
Net investment income	(0.27)		(0.24)		(0.23)		(0.22)		(0.04)
Net realized gains	(0.46)		(1.07)		(0.57)		(1.16)		(0.26)
Total distributions to shareholders	(0.73)		(1.31)		(0.80)		(1.38)		(0.30)
Net asset value, end of period	$15.65		$15.56		$16.20		$13.18		$14.56
Total return	5.28%		4.56%		29.31%		(0.09%)		4.08%
Ratios to average net assets(c)
Total gross expenses	1.00%		1.00%		1.00%		1.04%		1.07	%(d)(e)
Total net expenses(f)	1.00	%(g)	1.00	%(g)	0.99	%(g)	1.04	%(g)	1.07	%(d)(e)
Net investment income (loss)	1.86%		1.98%		1.71%		1.74%		(0.01	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$428		$363		$95		$17		$3
Portfolio turnover	36%		32%		35%		80%		65%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class R5	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$15.29	$15.94	$12.98	$14.35	$12.71
Income from investment operations:
Net investment income	0.29	0.31	0.11	0.31	0.21
Net realized and unrealized gain (loss)	0.53	0.38	3.68	(0.29)	1.96
Total from investment operations	0.82	0.69	3.79	0.02	2.17
Less distributions to shareholders:
Net investment income	(0.29)	(0.27)	(0.26)	(0.23)	(0.27)
Net realized gains	(0.46)	(1.07)	(0.57)	(1.16)	(0.26)
Total distributions to shareholders	(0.75)	(1.34)	(0.83)	(1.39)	(0.53)
Redemption fees:
Redemption fees added to paid-in capital	—	—	—	—	0.00	(a)
Net asset value, end of period	$15.36	$15.29	$15.94	$12.98	$14.35
Total return	5.39%	4.74%	29.50%	0.09%	17.24%
Ratios to average net assets(b)
Total gross expenses	0.85%	0.85%	0.85%	0.86%	0.84	%(c)
Total net expenses(d)	0.85%	0.85%	0.85%	0.86%	0.84	%(c)
Net investment income	1.86%	2.05%	0.82%	2.21%	1.52%
Supplemental data
Net assets, end of period (in thousands)	$8,580	$7,102	$157	$1,739	$37
Portfolio turnover	36%	32%	35%	80%	65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.31		$15.96		$12.99		$14.36		$12.69
Income from investment operations:
Net investment income	0.22		0.20		0.18		0.12		0.24
Net realized and unrealized gain (loss)	0.54		0.43		3.56		(0.16)		1.90
Total from investment operations	0.76		0.63		3.74		(0.04)		2.14
Less distributions to shareholders:
Net investment income	(0.23)		(0.21)		(0.20)		(0.17)		(0.21)
Net realized gains	(0.46)		(1.07)		(0.57)		(1.16)		(0.26)
Total distributions to shareholders	(0.69)		(1.28)		(0.77)		(1.33)		(0.47)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$15.38		$15.31		$15.96		$12.99		$14.36
Total return	4.98%		4.32%		29.06%		(0.36%)		17.00%
Ratios to average net assets(b)
Total gross expenses	1.24%		1.25%		1.24%		1.27%		1.32	%(c)
Total net expenses(d)	1.24	%(e)	1.25	%(e)	1.24	%(e)	1.27	%(e)	1.31	%(c)(e)
Net investment income	1.43%		1.29%		1.22%		0.79%		1.69%
Supplemental data
Net assets, end of period (in thousands)	$23		$26		$33		$57		$9,432
Portfolio turnover	36%		32%		35%		80%		65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.33		$15.98		$13.00		$14.37		$12.70
Income from investment operations:
Net investment income	0.26		0.24		0.24		0.19		0.25
Net realized and unrealized gain (loss)	0.54		0.43		3.54		(0.19)		1.93
Total from investment operations	0.80		0.67		3.78		—		2.18
Less distributions to shareholders:
Net investment income	(0.27)		(0.25)		(0.23)		(0.21)		(0.25)
Net realized gains	(0.46)		(1.07)		(0.57)		(1.16)		(0.26)
Total distributions to shareholders	(0.73)		(1.32)		(0.80)		(1.37)		(0.51)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$15.40		$15.33		$15.98		$13.00		$14.37
Total return	5.23%		4.57%		29.43%		(0.10%)		17.28%
Ratios to average net assets(b)
Total gross expenses	0.99%		1.00%		0.99%		1.03%		1.06	%(c)
Total net expenses(d)	0.99	%(e)	1.00	%(e)	0.99	%(e)	1.03	%(e)	1.05	%(c)(e)
Net investment income	1.68%		1.56%		1.63%		1.26%		1.76%
Supplemental data
Net assets, end of period (in thousands)	$301,531		$319,237		$359,305		$289,448		$384,007
Portfolio turnover	36%		32%		35%		80%		65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1. Organization

Columbia Real Estate Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.66% as the Fund's net assets increase. Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended December 31, 2016 (reflecting all advisory and administrative services fees paid to the

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Investment Manager) was 0.75% of the Fund's average daily net assets. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,126,073, and the administrative services fee paid to the Investment Manager was $97,784.

Compensation of Board Members

Board of Trustee members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board of Trustee members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board of Trustees from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agency fees.

For the year ended December 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.19
Class R5	0.05
Class W	0.19
Class Z	0.19

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At December 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $12,442. The liability remaining at December 31, 2016 for non-recurring charges associated with the lease amounted to $7,475 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended December 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $980.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the

Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges (Unaudited)

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing each Fund's shares for the year ended December 31, 2016 are listed below:

Amount ($)
Class A	128,269
Class B	7
Class C	854

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2016 through April 30, 2017	Prior to May 1, 2016
Class A	1.32%	1.32%
Class B	2.07	2.07
Class C	2.07	2.07
Class I	0.93	0.92
Class K	1.23	1.22
Class R	1.57	1.57
Class R4	1.07	1.07
Class R5	0.98	0.97
Class W	1.32	1.32
Class Z	1.07	1.07

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/
reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(8,110)
Accumulated net realized loss	1,815,057
Paid-in capital	(1,806,947)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2016	2015
Ordinary income	$8,701,028	$8,207,579
Long-term capital gains	16,025,102	36,595,185
Total	$24,726,130	$44,802,764

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$1,006,124
Capital loss carryforwards	(5,025,563)
Net unrealized appreciation	150,821,514

At December 31, 2016, the cost of investments for federal income tax purposes was $407,702,870 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$156,888,710
Unrealized depreciation	(6,067,196)
Net unrealized appreciation	$150,821,514

The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	5,025,563

For the year ended December 31, 2016, $7,007,962 of capital loss carryforward was utilized, and $1,806,947 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $227,032,633 and $192,544,496 respectively, for the year ended December 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2016.

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Real Estate Sector Risk

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund's portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Shareholder Concentration Risk

At December 31, 2016, two unaffiliated shareholders of record owned 35.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 36.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Real Estate Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Real Estate Equity Fund (the "Fund," a series of Columbia Funds Series Trust I) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 17, 2017

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	0.85%
Dividends Received Deduction	0.76%
Capital Gain Dividend	$12,635,595

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	59	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	59

Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation; former Director eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	59	None

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultants to the Independent Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	59	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Senior Vice President and Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	59	Healthcare Services for Children with Special Needs

* J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

185

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively, and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2016

COLUMBIA REAL ESTATE EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Real Estate Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2017 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN212_12_G01_(02/17)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$26,300	$23,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$5,800	$5,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)                                 All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$225,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$231,200	$231,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 21, 2017